UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

AIRO Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42600	88-0812695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8444 Westpark Drive McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (505) 338-2343

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	AIRO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

AIRO Group Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 4, 2026. As of April 7, 2026, the record date for the Annual Meeting, a total of 31,438,382 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, there were 20,827,152 shares, or 66.25%, present in person or represented by proxy, which constituted a quorum. At the Annual Meeting, the Company’s stockholders considered the following proposals:

(1) To elect three Class I directors to serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier death, resignation or removal; and

(2) To cast an advisory (non-binding) vote to ratify the selection by the Audit Committee of the Board of Directors of the Company of BPM LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2026.

The final voting results for each proposal are described below.

Proposal 1

Three Class I directors were elected to serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier death, resignation or removal. The results were as follows:

Name	For	Withhold	Broker Non-Votes
Gregory Winfree	13,017,957	1,659,653	6,149,542
Brian Nelson	14,527,348	150,263	6,149,541
Sherrie McCandless	13,054,349	1,623,261	6,149,542

Proposal 2

The Audit Committee’s selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified. The results were as follows:

For	Against	Abstain
20,491,151	254,767	81,234

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRO GROUP HOLDINGS, INC.

By:	/s/ Dr. Mariya Pylypiv
Dr. Mariya Pylypiv
Chief Financial Officer

Dated: June 5, 2026